UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2007

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P.A.M. TRANSPORTATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2007, the Board of Directors of P.A.M. Transportation Services, Inc. ("PTSI") amended PTSI's By-Laws, effective as of that date. The amendments deleted Article XII and amended several sections of Article II. A description of the changes effected by the amendments is set forth below.

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Article XII was deleted. Article XII required officers and other employees of PTSI to reimburse PTSI for payments such as salary, commission, bonus, interest, rent or entertainment expenses they receive that are disallowed by the Internal Revenue Service as a proper deduction for income tax purposes under Section 162 of the Internal Revenue Code. This provision was included in the By-Laws many years ago. The Board of Directors believes that this Article may interfere with PTSI's compensation plans and arrangements achieving their intended purposes, and that provisions such as Article XII are not usually included in By-Laws of public companies. Article XIII of the By-Laws, regarding By-Law amendments, was renumbered as Article XII.

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Section 3 of Article II was amended to support and clarify the authority of the Board of Directors to fill vacancies resulting from increases in the size of the full Board of Directors, in addition to vacancies that may result from a director's resignation, removal, death or other causes.

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Section 7 of Article II was amended to update the methods PTSI can use to provide notice to directors of special meetings of the Board of Directors to include, in addition to personal delivery and mail, express mail, courier service, facsimile, electronic mail, other means of electronic transmission, and telephone, Section 7 of Article II was also amended to specify, for each method of notice, that delivery is adequate if given a specified number of days in advance of the meeting.

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Sections 11 and 12 of Article II were amended to provide or clarify that notice of meetings of committees of the Board of Directors may be given or waived in the same manner as for special meetings of the Board of Directors. The amendments also specify, subject to any determination otherwise by the Board of Directors, which members of Board committees can call meetings of the committees.

A copy of PTSI's By-Laws, as amended and restated as of January 18, 2007, is attached to this report as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this Report:

3.2  By-Laws, as amended and restated through January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC

Date: January 22, 2007	By: /s/ Robert W. Weaver
Robert W. Weaver President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.2	By-Laws, as amended and restated through January 18, 2007